Principal Exchange-Traded Funds
Supplement dated December 18, 2020
to the Prospectus dated November 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL ACTIVE GLOBAL DIVIDEND INCOME ETF
On December 15, 2020, the Principal Exchange-Traded Funds (“PETF”) Board approved the Plan of Liquidation and Termination (the “Plan”) for the PETF Principal Active Global Dividend Income ETF. The Fund will no longer accept creation orders, and the final day of trading on the Cboe BZX Exchange, Inc. will be, after the close of market on or about January 19, 2021. Pursuant to the Plan, the Fund will liquidate on or about January 22, 2021. During the period between the date that the Fund ceases trading and the liquidation date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the liquidation date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and principal investment strategies.

On or about January 22, 2021, delete all references to the Principal Active Global Dividend Income ETF from the Prospectus.

Under Performance, delete the last sentence of the first paragraph and replace with the following:

You may get updated performance information online at www.principaletfs.com.

Under Purchase and Sale of Fund Shares, add the following to the end of the section:

You can access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads at www.principaletfs.com.

SUMMARY FOR PRINCIPAL INVESTMENT GRADE CORPORATE ACTIVE ETF
Under Performance, delete the last sentence of the first paragraph and replace with the following:

You may get updated performance information online at www.principaletfs.com.

In the Investment Advisor and Portfolio Managers section, remove John R. Friedl and Timothy R. Warrick from the list of portfolio managers, and add the following alphabetically to the list of portfolio managers:

Matt Minnetian (since 2020), Portfolio Manager

Under Purchase and Sale of Fund Shares, add the following to the end of the section:

You can access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads at www.principaletfs.com.

SUMMARIES FOR THE FOLLOWING FUNDS
PRINCIPAL ACTIVE INCOME ETF
PRINCIPAL HEALTHCARE INNOVATORS INDEX ETF
PRINCIPAL INTERNATIONAL MULTI-FACTOR ETF
PRINCIPAL MILLENNIALS INDEX ETF
PRINCIPAL QUALITY ETF
PRINCIPAL SPECTRUM PREFERRED SECURITIES ACTIVE ETF
PRINCIPAL SPECTRUM TAX-ADVANTAGED DIVIDEND ACTIVE ETF
PRINCIPAL ULTRA-SHORT ACTIVE INCOME ETF
PRINCIPAL U.S. MEGA-CAP ETF
PRINCIPAL U.S. SMALL-CAP MULTI-FACTOR ETF
PRINCIPAL VALUE ETF

Under Performance, delete the last sentence of the first paragraph and replace with the following:

You may get updated performance information online at www.principaletfs.com.

Under Purchase and Sale of Fund Shares, add the following to the end of the section:

You can access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads at www.principaletfs.com.

MANAGEMENT OF THE FUNDS
Delete all references to Timothy R. Warrick.

In The Manager and Advisor section, under Portfolio Managers, add the following alphabetically to the list of portfolio managers:

Matt Minnetian has been with Principal® since 2019. He earned a B.S. in Economics and an M.B.A. from Columbia University. Mr. Minnetian has earned the right to use the Chartered Financial Analyst designation.

PRICING OF FUND SHARES
Under Fund Share Trading Prices and IOPV – Secondary Market, delete the last sentence of the second paragraph and replace with the following:

The Funds and the Advisor are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy. A Fund may choose discontinue the dissemination of the IOPV so long as such dissemination is not required by applicable Exchange rules.
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